EXHIBIT H (ii)

USAA Transfer Agency Company
9800 Fredericksburg Road
San Antonio, TX  78288


Gentlemen:

         Pursuant to Section 1(b) of the Transfer Agency Agreement dated as of November 13, 2002, as amended, between USAA Mutual Funds Trust (the Trust), formerly known as USAA State Tax-Free Trust, and USAA Transfer Agency Company, (the Transfer Agent) please be advised that the Trust has established thirty-seven new series of its shares (each a New Fund and collectively the New Funds) as set forth below:

--------------------------------------------------------------------------------
          Aggressive Growth Fund                Nasdaq-100 Index Fund
          Balanced Strategy Fund                 New York Bond Fund
           Capital Growth Fund                New York Money Market Fund
           California Bond Fund           Precious Metals and Minerals Fund
       California Money Market Fund               S&P 500 Index Fund
        Cornerstone Strategy Fund             Science & Technology Fund
          Emerging Markets Fund                 Short-Term Bond Fund
        Extended Market Index Fund              Small Cap Stock Fund
         First Start Growth Fund          Tax Exempt Intermediate-Term Fund
                GNMA Trust                    Tax Exempt Long-Term Fund
           Growth & Income Fund             Tax Exempt Money Market Fund
       Growth and Tax Strategy Fund          Tax Exempt Short-Term Fund
               Growth Fund                   Treasury Money Market Trust
      High-Yield Opportunities Fund          Total Return Strategy Fund
            Income Stock Fund                        Value Fund
               Income Fund                       Virginia Bond Fund
       Intermediate-Term Bond Fund            Virginia Money Market Fund
            International Fund                    World Growth Fund
           Money Market Fund
--------------------------------------------------------------------------------

         Please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services under the Transfer Agency Agreement to the New Funds in accordance with the fee schedule attached hereto as Exhibit A.

         Please state below whether you are willing to render such services in accordance with the fee schedule attached hereto as Exhibit A.

                                           USAA MUTUAL FUNDS TRUST



Attest:  /S/ MARK S. HOWARD                By: /S/ CHRISTOPHER W. CLAUS
         -----------------------------         ------------------------------
         Mark S. Howard                        Christopher W. Claus
         Secretary                             President


Dated:  As of August 1, 2006


         We are willing to render services to the New Funds in accordance with the fee schedule attached hereto as Exhibit A.

                                           USAA TRANSFER AGENCY COMPANY



Attest:  /S/ EILEEN M. SMILEY              By: /S/ TERRI L. LUENSMANN
         ----------------------------          -----------------------
         Eileen M. Smiley                      Terri L. Luensmann
         Assistant Secretary                   Senior Vice President



Dated:  As of August 1, 2006

                          USAA Transfer Agency Company

                         Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUNDS TRUST
                  (formerly known as USAA State Tax-Free Trust)

--------------------------------------------------------------------------------

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

Aggressive Growth Fund                      $23.00
Balanced Strategy Fund                      $23.00
Capital Growth Fund                         $23.00
California Bond Fund                        $25.50
California Money Market Fund                $25.50
Cornerstone Strategy Fund                   $23.00
Emerging Markets Fund                       $23.00
Extended Market Index Fund                  $26.00
First Start Growth Fund                     $23.00
GNMA Trust                                  $22.50
Growth & Income Fund                        $23.00
Growth and Tax Strategy Fund                $25.50
Growth Fund                                 $23.00
High-Yield Opportunities Fund               $25.50
Income Stock Fund                           $23.00
Income Fund                                 $25.50
Intermediate-Term Bond Fund                 $25.50
International Fund                          $23.00
Money Market Fund                           $25.50
Nasdaq-100 Index Fund                       $26.00
New York Bond Fund                          $25.50
New York Money Market Fund                  $25.50
Precious Metals and Minerals Fund           $23.00
S&P 500 Index Fund                          $20.00
Science & Technology  Fund                  $23.00
Short-Term Bond Fund                        $25.50
Small Cap Stock Fund                        $23.00

Tax Exempt Intermediate-Term Fund           $25.50
Tax Exempt Long-Term Fund                   $25.50
Tax Exempt Money Market Fund                $25.50
Tax Exempt Short-Term Fund                  $25.50
Treasury Money Market Trust                 $25.50
Total Return Strategy Fund                  $23.00
Value Fund                                  $23.00
Virginia Bond Fund                          $25.50
Virginia Money Market Fund                  $25.50
World Growth Fund                           $23.00


USAA MUTUAL FUNDS TRUST                    USAA TRANSFER AGENCY COMPANY


By:  /S/ CHRISTOPHER W. CLAUS              By: /S/ TERRI L. LUENSMANN
     -------------------------                 -------------------------
     Christopher W. Claus                      Terri L. Luensmann
     President                                 Senior Vice President


Date:  As of August 1, 2006                Date:  As of August 1, 2006

                                 EXHIBIT H (iv)

USAA Investment Management Company
9800 Fredericksburg Road
San Antonio,TX  78288


Gentlemen:

         Pursuant to paragraph 1(b) of the Administration and Servicing Agreement dated as of August 1, 2001, as amended, between USAA Mutual Funds Trust (the Trust), formerly known as USAA State Tax-Free Trust, and USAA Investment Management Company (the Administrator), please be advised that the Trust has established thirty-seven new series of its shares (each a New Fund and collectively the New Funds) as set forth below, and please be further advised that the Trust desires to retain the Administrator to render administration and shareholder servicing services under the Administration and Servicing Agreement to the New Funds at the fees stated below:

  --------------------------------------------------------------------
  Aggressive Growth Fund                   0.25%
  Balanced Strategy Fund                   0.15%
  Capital Growth Fund                      0.15%
  California Bond Fund                     0.15%
  California Money Market Fund             0.10%
  Cornerstone Strategy Fund                0.15%
  Emerging Markets Fund                    0.15%
  Extended Market Index Fund               0.38%*
  First Start Growth Fund                  0.15%
  GNMA Trust                               0.15%
  Growth & Income Fund                     0.15%
  Growth and Tax Strategy Fund             0.15%
  Growth Fund                              0.15%
  High-Yield Opportunities Fund            0.15%
  Income Stock Fund                        0.15%
  Income Fund                              0.15%
  Intermediate-Term Bond Fund              0.15%
  International Fund                       0.15%
  Money Market Fund                        0.10%
  Nasdaq-100 Index Fund                    0.35%
  New York Bond Fund                       0.15%
  New York Money Market Fund               0.10%
  Precious Metals and Minerals Fund        0.15%
  S&P 500 Index Fund                       0.06%
  Science & Technology  Fund               0.15%
-----------------------------------------------------------------------

---------------------------
     * The fee is computed daily and paid monthly, at an annual rate equal to 0.38%, and up to 0.10% of this fee shall be paid to Merrill Lynch Quantitative Advisers for subadministrative services.

  Short-Term Bond Fund                     0.15%
  Small Cap Stock Fund                     0.15%
  Tax Exempt Intermediate-Term Fund        0.15%
  Tax Exempt Long-Term Fund                0.15%
  Tax Exempt Money Market Fund             0.10%
  Tax Exempt Short-Term Fund               0.15%
  Treasury Money Market Trust              0.10%
  Total Return Strategy Fund               0.15%
  Value Fund                               0.15%
  Virginia Bond Fund                       0.15%
  Virginia Money Market Fund               0.10%
  World Growth Fund                        0.15%
  --------------------------------------------------------------------

         From time to time, the Administrator may voluntarily waive all or a portion of the administration and servicing fee payable with respect to a New Fund or pay expenses of a New Fund. In addition to any amounts otherwise payable to the Administrator as an administration and servicing fee for current services under the Administration and Servicing Agreement, the Total Return Strategy Fund shall be obligated to pay the Administrator all amounts previously waived or expenses paid by the Administrator with respect to the Total Return Strategy Fund, provided that such additional payments are made not later than January 7, 2008 and provided further that the amount of such additional payment in any year, together with all other expenses of the Total Return Strategy Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed 1.00% of the average net assets of the Total Return Strategy Fund.

         In addition, revised Exhibit A to the Administration and Servicing Agreement reflecting the addition of the New Funds to the Administration and Servicing Agreement is attached hereto as Exhibit A, and is hereby approved.

         Please state below whether you are willing to render such services at the fees stated above.

                                           USAA MUTUAL FUNDS TRUST



Attest:  /S/ MARK S. HOWARD                By: /S/ CHRISTOPHER W. CLAUS
         --------------------------            --------------------------
         Mark S. Howard                        Christopher W. Claus
         Secretary                             President


Date:  As of August 1, 2006

         We are willing to render services to the New Funds at the fees stated above. In addition, we approve Exhibit A hereto as revised Exhibit A to the Administration and Servicing Agreement.

                                           USAA INVESTMENT MANAGEMENT COMPANY



Attest:  /S/ EILEEN M. SMILEY              By: /S/ CLIFFORD A. GLADSON
         -------------------------------       ---------------------------
         Eileen M. Smiley                      Clifford A. Gladson
         Assistant Secretary                   Senior Vice President


Dated:  As of August 1, 2006

                      EXHIBIT A - LISTING OF FUNDS AND FEES


----------------------------------------------------------
Aggressive Growth Fund                     0.25%
Balanced Strategy Fund                     0.15%
Capital Growth Fund                        0.15%
California Bond Fund                       0.15%
California Money Market Fund               0.10%
Cornerstone Strategy Fund                  0.15%
Emerging Markets Fund                      0.15%
Extended Market Index Fund                 0.38%*
First Start Growth Fund                    0.15%
GNMA Trust                                 0.15%
Growth & Income Fund                       0.15%
Growth and Tax Strategy Fund               0.15%
Growth Fund                                0.15%
High-Yield Opportunities Fund              0.15%
Income Stock Fund                          0.15%
Income Fund                                0.15%
Intermediate-Term Bond Fund                0.15%
International Fund                         0.15%
Money Market Fund                          0.10%
Nasdaq-100 Index Fund                      0.35%
New York Bond Fund                         0.15%
New York Money Market Fund                 0.10%
Precious Metals and Minerals Fund          0.15%
S&P 500 Index Fund                         0.06%
Science & Technology  Fund                 0.15%
Short-Term Bond Fund                       0.15%
Small Cap Stock Fund                       0.15%
Tax Exempt Intermediate-Term Fund          0.15%
Tax Exempt Long-Term Fund                  0.15%
Tax Exempt Money Market Fund               0.10%
Tax Exempt Short-Term Fund                 0.15%
Treasury Money Market Trust                0.10%
Total Return Strategy Fund                 0.15%
Value Fund                                 0.15%
Virginia Bond Fund                         0.15%
Virginia Money Market Fund                 0.10%
World Growth Fund                          0.15%
------- --------------------------------------------------


--------------------------
     * The fee is computed daily and paid monthly, at an annual rate equal to 0.38%, and up to 0.10% of this fee shall be paid to Merrill Lynch Quantitative Advisers for subadministrative services.

         (a) The Trust shall pay IMCO a fee for each Fund, payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in this Exhibit.

         (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.

                                 EXHIBIT H (vii)

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

         THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("AGREEMENT") is made as of April 19, 2006 between USAA MUTUAL FUNDS TRUST, a Delaware statutory trust ("TRUST"), on behalf of each of its segregated portfolios of assets ("SERIES") listed under the heading "New Funds" on Schedule A to this Agreement ("SCHEDULE A") (each, a "NEW FUND"), and USAA MUTUAL FUND, INC., a Maryland corporation ("CORPORATION"), on behalf of each of its series listed under the heading "Old Funds" on Schedule A (each, an "OLD Fund"). (Each New Fund and Old Fund is sometimes referred to herein as a "FUND," and each of the Trust and the Corporation is sometimes referred to herein as an "INVESTMENT COMPANY.") All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by the Trust on each New Fund's behalf and by the Corporation on each Old Fund's behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

         Each Investment Company wishes to effect seventeen separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("REGULATIONS"). Each reorganization will involve an Old Fund's changing its identity, form, and place of organization -- by converting from a series of the Corporation to a series of the Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing that Old Fund's business) in exchange solely for voting shares of beneficial interest in that New Fund and that New Fund's assumption of all that Old Fund's liabilities, (2) distributing those shares PRO RATA to that Old Fund's shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a "REORGANIZATION"), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Agreement, except paragraph 8, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

         Each  Investment  Company's  Board  of   Trustees/Directors   (each,  a
"BOARD"), in each case including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 ACT")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

         Old Fund, except Old S&P 500 Index Fund, offers a single class of shares of common stock ("OLD SHARES"). Old S&P 500 Index Fund offers two classes of common stock, designated Member Class and Reward Class shares ("MEMBER CLASS OLD FUND SHARES" and "REWARD CLASS OLD FUND SHARES," respectively, and collectively with Old Shares, "OLD FUND SHARES"). New Fund, except New S&P 500 Index Fund, will offer a single class of voting shares of beneficial interest ("NEW SHARES"). New S&P 500 Index Fund will offer two classes of voting shares of beneficial interest, also designated Member Class and Reward Class shares ("MEMBER CLASS NEW FUND SHARES" and "REWARD CLASS NEW FUND SHARES," respectively, and collectively with New Shares, "NEW FUND SHARES").

         In  consideration  of  the  mutual  promises   contained  herein,   the
Investment Companies agree as follows:

1.       PLAN OF CONVERSION AND TERMINATION

         1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("ASSETS") to New Fund. In exchange therefor, New Fund shall:

            (a) issue and deliver to Old Fund the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

            (b) assume all of Old Fund's liabilities described in paragraph 1.3 ("LIABILITIES").

Such transactions shall take place at the CLOSING (as defined in paragraph 2.1).

         1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books -- Old Fund owns at the EFFECTIVE TIME (as defined in paragraph 2.1).

         1.3 The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

         1.4 At or prior to the Closing, New Fund shall redeem the INITIAL SHARES (as defined in paragraph 5.5) for $10.00 each. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "SHAREHOLDER"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and shall completely liquidate. That distribution shall be accomplished by the Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

         1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of the Corporation and any further actions shall be taken in connection therewith as required by applicable law.

         1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

         1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.       CLOSING AND EFFECTIVE TIME

         2.1 The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the Investment Companies' offices on July 31, 2006 or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (I.E., 4:00 p.m., Eastern time) on the date thereof ("EFFECTIVE TIME").

         2.2 The Corporation shall direct the custodian for its assets ("CUSTODIAN") to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

         2.3 The Corporation shall direct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that Old Fund's share transfer books contain the number of full and fractional outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

         2.4 The Corporation shall deliver to the Trust at the Closing a certificate of an authorized officer of the Corporation setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Effective Time.

         2.5 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES

     3.1 The Corporation, on Old Fund's behalf, represents and warrants to the Trust, on New Fund's behalf, as follows:

     (a) The Corporation is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation ("ARTICLES") are on file with that state's Department of Assessments and Taxation;

     (b) The Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     (c) Old Fund is a duly established and designated series of the Corporation;

     (d) At the Effective Time, the Corporation, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on New Fund's behalf, will acquire good and marketable title thereto;

     (e) Old Fund is not engaged currently, and the Corporation's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles or the Corporation's By-Laws (collectively, "CORPORATION GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Corporation, on Old Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Corporation, on Old Fund's behalf, is a party or by which it is bound;

     (f) All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the

            Corporation, on Old Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

     (g) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Corporation with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Corporation, on Old Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Trust;

     (h) Old Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments (collectively, "Statements") at and for the year ended on July 31, 2005 or December 31, 2005 ("2005 Statements"), have been audited by Ernst & Young LLP, an independent registered public accounting firm ("E & Y"); the 2005 Statements and Old Fund's unaudited Statements at and for the six-month period ended on January 31, 2006 or June 30, 2006, present fairly, in all material respects, Old Fund's financial condition as of the respective dates thereof in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to the Corporation's management's best knowledge and belief, there are and will be no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such respective dates that are not disclosed therein;

      (i) Since July 31, 2005 or December 31, 2005, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

     (j) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) Old Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time the Corporation's Board approved the transactions contemplated by this Agreement ("APPROVAL TIME") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Effective Time, Old Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (l) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 ACT"), and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the Old Fund's share transfer books, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares;

     (m) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

     (n) Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

     (o) During the five-year period ending at the Effective Time, (1) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

     (p) Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     (q) The Corporation's current prospectus and statement of additional information including Old Fund, and each prospectus and statement of additional information including Old Fund used at all times prior to the date hereof, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or at the Effective Time do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (r) Each of the PROXY STATEMENT (as defined in paragraph 4.5) (other than written information the Trust provided for inclusion therein) and the Corporation's REGISTRATION STATEMENT including Old Fund under the 1933 Act and the 1940 Act did not, on its effective date, and will not, at the Effective Time and at the time of the SHAREHOLDERS MEETING (as defined in paragraph 4.1), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (s) The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

         3.2 The Trust, on New Fund's behalf, represents and warrants to the Corporation, on Old Fund's behalf, as follows:

     (a) The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

     (b) The Trust is duly registered as an open-end management investment company under the 1940 Act;

     (c)    New Fund is duly established and designated series of the Trust;

     (d) New Fund has not commenced operations and will not do so until after the Closing;

     (e) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

     (f) No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     (g) New Fund is not engaged currently, and the Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Trust's Master Trust Agreement or By-Laws (collectively, "TRUST GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on New Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Trust, on New Fund's behalf, is a party or by which it is bound;

     (h) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Corporation;

     (i) New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

     (j) New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

     (k) Following the Reorganization, New Fund (1) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund
            (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     (l) There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

     (m) During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

     (n) Assuming the truthfulness and correctness of the Corporation's representation and warranty in paragraph 3.1(p), immediately after the Reorganization, (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     (o) The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the Trust;

     (p) The Proxy Statement (only with respect to written information the Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (q) The Trust's Trust Agreement permits the Trust to vary its shareholders' investment; and the Trust will not have a fixed pool of assets -- each series thereof (including New Fund after it commences operations) will be a managed portfolio of securities, and its investment adviser, USAA Investment Management Company ("ADVISER"), will have the authority to buy and sell securities for it.

         3.3  Each  Investment   Company,   on  its  respective  Fund's  behalf,
represents and warrants to the other Investment Company, on its respective Fund's behalf, as follows:

     (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 ACT"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Trust's amendment of its registration statement under the 1933 Act and the 1940 Act and the amendment of its notification of registration filed on Form N-8A under the 1940 Act to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act ("REGISTRATION STATEMENT"), and
            (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     (b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

     (c) Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund, (2) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (4) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

     (d) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the
            Reorganization), if any, incurred in connection with the Reorganization;

     (e) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

     (f) None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     (g) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES");

     (h) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time;

     (i) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

     (j) Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets used to pay the Funds' expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.   COVENANTS

         4.1 The Corporation covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("SHAREHOLDERS MEETING").

         4.2 The Corporation covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

         4.3 The Corporation covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

         4.4 The Corporation covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing.

         4.5 Each Investment Company covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement on
Schedule 14A relating to the Reorganization to be furnished in connection with the Corporation's Board's solicitation of proxies for use at the Shareholders Meeting ("PROXY STATEMENT").

         4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

         4.7 The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

         4.8 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.       CONDITIONS PRECEDENT

         Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

         5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. A post-effective amendment ("POST-EFFECTIVE AMENDMENT") to the Registration Statement of New Trust with respect to the New Fund shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

         5.2 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

         5.3 The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     (a) New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (b) Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

     (c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

     (d) New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

     (e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

     (f) A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

     (g) For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

         5.4 Before the Closing, the Trust's Board shall have authorized the issuance of, and New Fund shall have issued, ten New Fund Share in each class ("INITIAL SHARES") to the Adviser or an affiliate thereof in consideration of the payment of $10.00 each to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.6;

         5.5 The Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory contract and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by the Adviser or its affiliate as New Fund's sole shareholder; and

         5.6 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4, 5.5, and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.   EXPENSES

         Subject to complying with the representation contained in paragraph 3.3(g), the Reorganization Expenses shall be borne by the Funds equally or in any other proportion or manner the Investment Companies mutually agree on. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Post-Effective Amendment, printing and distributing New Fund's prospectus and Old Fund's proxy materials, soliciting proxies, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.   ENTIRE AGREEMENT; NO SURVIVAL

         Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.   TERMINATION

         This Agreement may be terminated, with respect to one or more Reorganizations, at any time at or before the Closing:

         8.1 By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before August 1, 2006, or such other date as to which the Investment Companies agree; or

         8.2      By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, neither Investment Company (nor its trustees/directors, officers, or shareholders) shall have any liability to the other Investment Company.

9.   AMENDMENTS

         The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  SEVERABILITY

         Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.  MISCELLANEOUS

         11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

         11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund's behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Trust's trustees solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund's property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund's behalf, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees/directors, officers, or shareholders.

         11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.


                                    USAA MUTUAL FUNDS TRUST, on behalf of each of its series listed on Schedule A


                                    By:  /S/ CHRISTOPHER W. CLAUS
                                         ------------------------------
                                         Christopher W. Claus
                                         President


                                    USAA MUTUAL FUND, INC., on behalf of each of its series listed on Schedule A


                                    By:  /S/ MARK S. HOWARD
                                         ------------------------------
                                         Mark S. Howard
                                         Secretary

                                   SCHEDULE A



             OLD FUNDS                               NEW FUNDS
(EACH A SERIES OF THE CORPORATION)          (EACH A SERIES OF THE TRUST)

------------------------------------    ---------------------------------------

    Aggressive Growth Fund                   Aggressive Growth Fund

     Capital Growth Fund                      Capital Growth Fund

  Extended Market Index Fund               Extended Market Index Fund

    First Start Growth Fund                  First Start Growth Fund

         Growth Fund                               Growth Fund

     Growth & Income Fund                     Growth & Income Fund

High-Yield Opportunities Fund            High-Yield Opportunities Fund

      Income Stock Fund                        Income Stock Fund

        Income Fund                                Income Fund

 Intermediate-Term Bond Fund              Intermediate-Term Bond Fund

      Money Market Fund                        Money Market Fund

    Nasdaq-100 Index Fund                    Nasdaq-100 Index Fund

      S&P 500 Index Fund                       S&P 500 Index Fund

   Short-Term Bond Fund                        Short-Term Bond Fund

  Science & Technology Fund                Science & Technology Fund

     Small Cap Stock Fund                      Small Cap Stock Fund

        Value Fund                                  Value Fund

                                EXHIBIT H (VIII)

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

         THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("AGREEMENT") is made as of April 19, 2006 between USAA MUTUAL FUNDS TRUST, a Delaware statutory trust ("NEW TRUST"), on behalf of each of its segregated portfolios of assets ("SERIES") listed under the heading "New Funds" on Schedule A to this Agreement ("SCHEDULE A") (each, a "NEW FUND"), and USAA INVESTMENT TRUST, a Massachusetts business trust ("OLD TRUST"), on behalf of each of its series listed under the heading "Old Funds" on Schedule A (each, an "OLD FUND"). (Each New Fund and Old Fund is sometimes referred to herein as a "FUND," and each of New Trust and Old Trust is sometimes referred to herein as an "INVESTMENT COMPANY.") All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by New Trust on each New Fund's behalf and by Old Trust on each Old Fund's behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

         Each Investment Company wishes to effect ten separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code
("REGULATIONS"). Each reorganization will involve an Old Fund's changing its identity, form, and place of organization -- by converting from a series of Old Trust to a series of New Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing that Old Fund's business) in exchange solely for voting shares of beneficial interest ("SHARES") in that New Fund and that New Fund's assumption of all that Old Fund's liabilities, (2) distributing those shares PRO RATA to that Old Fund's shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a "REORGANIZATION"), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Agreement, except paragraph 8, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

         Each Investment Company's Board of Trustees (each, a "BOARD"), in each case including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 ACT")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

         Old Fund offers a single class of voting shares of beneficial interest ("OLD FUND SHARES"). New Fund will offer a single class of voting shares of beneficial interest ("NEW FUND SHARES").

         In  consideration  of  the  mutual  promises   contained  herein,   the
Investment Companies agree as follows:

1.       PLAN OF CONVERSION AND TERMINATION

         1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("ASSETS") to New Fund. In exchange therefor, New Fund shall:

            (a) issue and deliver to Old Fund the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

            (b) assume all of Old Fund's liabilities described in paragraph 1.3 ("LIABILITIES").

Such transactions shall take place at the CLOSING (as defined in paragraph 2.1).

         1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books -- Old Fund owns at the EFFECTIVE TIME (as defined in paragraph 2.1).

         1.3 The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

         1.4 At or prior to the Closing, New Fund shall redeem the INITIAL SHARES (as defined in paragraph 5.5) for $10.00 each. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "SHAREHOLDER"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and shall completely liquidate. That distribution shall be accomplished by New Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

         1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Old Trust and any further actions shall be taken in connection therewith as required by applicable law.

         1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

         1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.   CLOSING AND EFFECTIVE TIME

         2.1 The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the Investment Companies' offices on July 31, 2006 or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (I.E., 4:00 p.m., Eastern time) on the date thereof ("EFFECTIVE TIME").

         2.2 Old Trust shall direct the custodian for its assets ("CUSTODIAN") to deliver at the Closing a certificate of an authorized officer stating that
(a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

         2.3 Old Trust shall direct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that Old Fund's share transfer books contain the number of full and fractional outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

         2.4 Old Trust shall deliver to New Trust at the Closing a certificate of an authorized officer of Old Trust setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Effective Time.

         2.5 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES

         3.1 Old Trust, on Old Fund's behalf, represents and warrants to New Trust, on New Fund's behalf, as follows:

     (a) Old Trust is a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, organized under the laws of the Commonwealth of Massachusetts (a "MASSACHUSETTS BUSINESS TRUST") that is duly organized and validly existing under such laws; and its First Amended and Restated Master Trust Agreement ("DECLARATION") is on file with that commonwealth's Secretary of State; and before January 1, 1997, Old Trust claimed classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since;

     (b) Old Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     (c)    Old Fund is a duly established and designated series of Old Trust;

     (d) At the Effective Time, Old Trust, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund's behalf, will acquire good and marketable title thereto;

     (e) Old Fund is not engaged currently, and Old Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Declaration or Old Trust's By-Laws (collectively, "OLD TRUST GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which Old Trust, on Old Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which Old Trust, on Old Fund's behalf, is a party or by which it is bound;

     (f) All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Trust, on Old Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

     (g) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Old Trust with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Trust, on Old Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to New Trust;

     (h) Old Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments (collectively, "Statements") at and for the year ended on May 31, 2005 ("2005 Statements"), have been audited by Ernst & Young, LLP, an independent registered public accounting firm ("E& Y"); E&Y will perform the audit of the Statements for the year ended on May 31, 2006 ("2006 Statements"); the 2005 Statements and Old Fund's unaudited Statements at and for the six-month period ended on November 30, 2005, present fairly, in all material respects, Old Fund's financial condition as of the respective dates thereof in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to Old Trust's management's best knowledge and belief, there are and will be no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such respective dates that are not disclosed therein;

     (i) Since May 31, 2005, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

     (j) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Old Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) Old Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time Old Trust's Board approved the transactions contemplated by this Agreement ("APPROVAL TIME") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing;  from  the  time  it  commenced  operations  through  the
            Effective  Time,  Old  Fund  has  conducted  and  will
            conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund
            (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (l) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 ACT"), and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in Old Fund's share transfer books, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares;

     (m) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

     (n) Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

     (o) During the five-year period ending at the Effective Time, (1) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

     (p) Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     (q) Old Trust's current prospectus and statement of additional information including Old Fund, and each prospectus and statement of additional information including Old Fund used at all times prior to the date hereof, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or at the Effective Time do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (r) Each of the PROXY STATEMENT (as defined in paragraph 4.5) (other than written information New Trust provided for inclusion therein) and Old Trust's registration statement including Old Fund under the 1933 Act and the 1940 Act did not, on its effective date, and will not, at the Effective Time and at the time of the SHAREHOLDERS MEETING (as defined in paragraph 4.1), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

     (s) The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof; and

     (t) The Declaration permits Old Trust to vary its shareholders' investment; and Old Trust does not have a fixed pool of assets -- each series thereof (including Old Fund) is a managed portfolio of securities, and its investment adviser, USAA Investment Management Company ("ADVISER"), has the authority to buy and sell securities for it.

         3.2 New Trust, on New Fund's behalf, represents and warrants to Old Trust, on Old Fund's behalf, as follows:

     (a) New Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

     (b) New Trust is duly registered as an open-end management investment company under the 1940 Act;

     (c)    New Fund is duly established and designated series of New Trust;

     (d) New Fund has not commenced operations and will not do so until after the Closing;

     (e) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

     (f) No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     (g) New Fund is not engaged currently, and New Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of New

            Trust's Master Trust Agreement or By-Laws (collectively, "NEW TRUST GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which New Trust, on New Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which New Trust, on New Fund's behalf, is a party or by which it is bound;

     (h) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against New Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to Old Trust;

     (i) New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

     (j) New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

     (k) Following the Reorganization, New Fund (1) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund
            (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     (l) There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

     (m) During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

     (n) Assuming the truthfulness and correctness of Old Trust's representation and warranty in paragraph 3.1(p), immediately after the Reorganization, (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     (o) The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

     (p) The Proxy Statement (only with respect to written information New Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (q) New Trust's Trust Agreement permits New Trust to vary its shareholders' investment; and New Trust will not have a fixed pool of assets -- each series thereof (including New Fund after it commences operations) will be a managed portfolio of securities, and the Adviser will have the authority to buy and sell securities for it.

         3.3  Each  Investment   Company,   on  its  respective  Fund's  behalf,
represents and warrants to the other Investment Company, on its respective Fund's behalf, as follows:

     (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 ACT"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

      (b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

     (c) Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund,

            (2) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (4) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

     (d) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the
            Reorganization), if any, incurred in connection with the Reorganization;

     (e) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

     (f) None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     (g) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES");

     (h) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time;

     (i) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

     (j) Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets used to pay the Funds' expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.   COVENANTS

         4.1 Old Trust covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("SHAREHOLDERS MEETING").

         4.2 Old Trust covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

         4.3 Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

         4.4 Old Trust covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

         4.5 Each Investment Company covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement on
Schedule 14A relating to the Reorganization to be furnished in connection with Old Trust's Board's solicitation of proxies for use at the Shareholders Meeting ("PROXY Statement").

         4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

         4.7 Old Trust covenants that it will deliver copies of the 2006 Statements to New Trust promptly after E&Y signs and delivers same thereto. On such delivery, Old Trust's representations and warranties contained in the third clause of paragraph 3.1(h) (referring to the Statements' fair presentation in accordance with GAAP) and the last clause thereof shall apply to the 2006 Statements in addition to the Statements referred to therein, and paragraph 3.1(i) shall apply by substituting "May 31, 2006" for "May 31, 2005."

         4.8 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

         4.9 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.   CONDITIONS PRECEDENT

         Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

         5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. A post-effective amendment ("POST-EFFECTIVE AMENDMENT") to the registration statement ("REGISTRATION STATEMENT") of New Trust with respect to the New Fund shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

         5.2 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

         5.3 The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     (a) New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (b) Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

     (c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

     (d) New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

     (e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

     (f) A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

     (g) For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

         5.4 Before the Closing, New Trust's Board shall have authorized the issuance of, and New Fund shall have issued, ten New Fund Share in each class ("INITIAL SHARES") to the Adviser or an affiliate thereof in consideration of the payment of $10.00 each to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.6;

         5.5 New Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory contract and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by New Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by the Adviser or its affiliate as New Fund's sole shareholder; and

         5.6 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4, 5.5, and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.   EXPENSES

         Subject to complying with the representation contained in paragraph 3.3(g), the Reorganization Expenses shall be borne by the Old Funds equally or in any other proportion or manner the Investment Companies mutually agree on. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Post-Effective Amendment, printing and distributing New Fund's prospectus and Old Fund's proxy materials, soliciting proxies, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.   ENTIRE AGREEMENT; NO SURVIVAL

         Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.   TERMINATION

         This Agreement may be terminated, with respect to one or more Reorganizations, at any time at or before the Closing:

         8.1 By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before August 1, 2006, or such other date as to which the Investment Companies agree; or

         8.2   By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.   AMENDMENTS

         The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  SEVERABILITY

         Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.  MISCELLANEOUS

         11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

         11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund's behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company's trustees solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund's property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund's behalf, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees, officers, or shareholders.

         11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.


                                        USAA MUTUAL FUNDS TRUST, on behalf of each of its series listed on Schedule A



                                        By:  /S/ CHRISTOPHER W. CLAUS
                                             ------------------------------
                                             Christopher W. Claus
                                             President



                                        USAA INVESTMENT TRUST, on behalf of each of its series listed on Schedule A



                                        By:  /S/ MARK S. HOWARD
                                             ------------------------------
                                             Mark S. Howard
                                             Secretary

                                   SCHEDULE A



              OLD FUNDS                              NEW FUNDS
     (EACH A SERIES OF OLD TRUST)           (EACH A SERIES OF NEW TRUST)

         Balanced Strategy Fund               Balanced Strategy Fund

       Cornerstone Strategy Fund             Cornerstone Strategy Fund

              GNMA Trust                             GNMA Trust

     Growth and Tax Strategy Fund           Growth and Tax Strategy Fund

            Emerging Markets Fund                Emerging Markets Fund

           International Fund                   International Fund

     Precious Metals and Minerals Fund      Precious Metals and Minerals Fund

       Treasury Money Market Trust           Treasury Money Market Trust

        Total Return Strategy Fund           Total Return Strategy Fund

            World Growth Fund                     World Growth Fund

                                 EXHIBIT H(XI)

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

         THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("AGREEMENT") is made as of April 19, 2006 between USAA MUTUAL FUNDS TRUST, a Delaware statutory trust ("TRUST"), on behalf of each of its segregated portfolios of assets ("SERIES") listed under the heading "New Funds" on Schedule A to this Agreement ("SCHEDULE A") (each, a "NEW FUND"), and USAA TAX EXEMPT FUND, INC., a Maryland corporation ("CORPORATION"), on behalf of each of its series listed under the heading "Old Funds" on Schedule A (each, an "OLD Fund"). (Each New Fund and Old Fund is sometimes referred to herein as a "FUND," and each of the Trust and the Corporation is sometimes referred to herein as an "INVESTMENT COMPANY.") All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by the Trust on each New Fund's behalf and by the Corporation on each Old Fund's behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

         Each Investment Company wishes to effect nine separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code
("REGULATIONS"). Each reorganization will involve an Old Fund's changing its identity, form, and place of organization -- by converting from a series of the Corporation to a series of the Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing that Old Fund's business) in exchange solely for voting shares of beneficial interest in that New Fund and that New Fund's assumption of all that Old Fund's liabilities, (2) distributing those shares PRO RATA to that Old Fund's shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a "REORGANIZATION"), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Agreement, except paragraph 8, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

         Each  Investment  Company's  Board  of   Trustees/Directors   (each,  a
"BOARD"), in each case including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 ACT")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

         Old Fund offers a single class of shares of common stock ("OLD FUND SHARES"). New Fund will offer a single class of voting shares of beneficial interest ("NEW FUND SHARES").

         In  consideration  of  the  mutual  promises   contained  herein,   the
Investment Companies agree as follows:

1.       PLAN OF CONVERSION AND TERMINATION

         1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("ASSETS") to New Fund. In exchange therefor, New Fund shall:

            (a) issue and deliver to Old Fund the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

            (b) assume all of Old Fund's liabilities described in paragraph 1.3 ("LIABILITIES").

Such transactions shall take place at the CLOSING (as defined in paragraph 2.1).

         1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books -- Old Fund owns at the EFFECTIVE TIME (as defined in paragraph 2.1).

         1.3 The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

         1.4 At or prior to the Closing, New Fund shall redeem the INITIAL SHARES (as defined in paragraph 5.5) for $10.00 each. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "SHAREHOLDER"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and shall completely liquidate. That distribution shall be accomplished by the Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

         1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of the Corporation and any further actions shall be taken in connection therewith as required by applicable law.

         1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

         1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.       CLOSING AND EFFECTIVE TIME

         2.1 The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the Investment Companies' offices on July 31, 2006 or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (I.E., 4:00 p.m., Eastern time) on the date thereof ("EFFECTIVE TIME").

         2.2 The Corporation shall direct the custodian for its assets ("CUSTODIAN") to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

         2.3 The Corporation shall direct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that Old Fund's share transfer books contain the number of full and fractional outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

         2.4 The Corporation shall deliver to the Trust at the Closing a certificate of an authorized officer of the Corporation setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Effective Time.

         2.5 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES

         3.1 The Corporation, on Old Fund's behalf, represents and warrants to the Trust, on New Fund's behalf, as follows:

     (a) The Corporation is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation ("ARTICLES") are on file with that state's Department of Assessments and Taxation;

     (b) The Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     (c) Old Fund is a duly established and designated series of the Corporation;

     (d) At the Effective Time, the Corporation, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on New Fund's behalf, will acquire good and marketable title thereto;

     (e) Old Fund is not engaged currently, and the Corporation's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles or the Corporation's By-Laws (collectively, "CORPORATION GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Corporation, on Old Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Corporation, on Old Fund's behalf, is a party or by which it is bound;

     (f) All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Corporation, on Old Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

     (g) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Corporation with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Corporation, on Old Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Trust;

     (h) Old Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments (collectively, "Statements") at and for the year ended on March 31, 2005 ("2005 Statements"), have been audited by Ernst & Young LLP, an independent registered public accounting firm ("E& Y"); E&Y will perform the audit of the Statements for the year ended on March 31, 2006 ("2006 Statements"); the 2005 Statements and Old Fund's unaudited Statements at and for the six-month period ended on September 30, 2005, present fairly, in all material respects, Old Fund's financial condition as of the respective dates thereof in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to the Corporation's management's best knowledge and belief, there are and will be no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such respective dates that are not disclosed therein;

      (i) Since March 31, 2005, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

     (j) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) Old Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time the Corporation's Board approved the transactions contemplated by this Agreement ("APPROVAL TIME") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing;  from  the  time  it  commenced  operations  through  the
            Effective  Time,  Old  Fund  has  conducted  and  will
            conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund
            (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (l) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 ACT"), and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the Old Fund's share transfer books, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares;

     (m) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

     (n) Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

     (o) During the five-year period ending at the Effective Time, (1) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

     (p) Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     (q) The Corporation's current prospectus and statement of additional information including Old Fund, and each prospectus and statement of additional information including Old Fund used at all times prior to the date hereof, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or at the Effective Time do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (r) Each of the PROXY STATEMENT (as defined in paragraph 4.5) (other than written information the Trust provided for inclusion therein) and the Corporation's REGISTRATION STATEMENT including Old Fund under the 1933 Act and the 1940 Act did not, on its effective date, and will not, at the Effective Time and at the time of the SHAREHOLDERS MEETING (as defined in paragraph 4.1), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (s) The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

         3.2 The Trust, on New Fund's behalf, represents and warrants to the Corporation, on Old Fund's behalf, as follows:

     (a) The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

     (b) The Trust is duly registered as an open-end management investment company under the 1940 Act;

     (c)    New Fund is a duly established and designated series of the Trust;

     (d) New Fund has not commenced operations and will not do so until after the Closing;

     (e) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

     (f) No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     (g) New Fund is not engaged currently, and the Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Trust's Master Trust Agreement or By-Laws (collectively, "TRUST GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on New Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Trust, on New Fund's behalf, is a party or by which it is bound;

     (h) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Corporation;

     (i) New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

     (j) New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

     (k) Following the Reorganization, New Fund (1) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund
            (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     (l) There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

     (m) During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

     (n) Assuming the truthfulness and correctness of the Corporation's representation and warranty in paragraph 3.1(p), immediately after the Reorganization, (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     (o) The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the Trust;

     (p) The Proxy Statement (only with respect to written information the Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (q) The Trust's Trust Agreement permits the Trust to vary its shareholders' investment; and the Trust will not have a fixed pool of assets -- each series thereof (including New Fund after it commences operations) will be a managed portfolio of securities, and its investment adviser, USAA Investment Management Company ("ADVISER"), will have the authority to buy and sell securities for it.

         3.3  Each  Investment   Company,   on  its  respective  Fund's  behalf,
represents and warrants to the other Investment Company, on its respective Fund's behalf, as follows:

     (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 ACT"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Trust's amendment of its registration statement under the 1933 Act and the 1940 Act and the amendment of its notification of registration filed on Form N-8A under the 1940 Act to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act ("REGISTRATION STATEMENT"), and
            (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     (b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

     (c) Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund, (2) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (4) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

     (d) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the
            Reorganization), if any, incurred in connection with the Reorganization;

     (e) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

     (f) None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     (g) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES");

     (h) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time;

     (i) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

     (j) Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets used to pay the Funds' expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.   COVENANTS

         4.1 The Corporation covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("SHAREHOLDERS MEETING").

         4.2 The Corporation covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

         4.3 The Corporation covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

         4.4 The Corporation covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing.

         4.5 Each Investment Company covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement on
Schedule 14A relating to the Reorganization to be furnished in connection with the Corporation's Board's solicitation of proxies for use at the Shareholders Meeting ("PROXY STATEMENT").

         4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

         4.7 The Corporation covenants that it will deliver copies of the 2006 Statements to the Trust promptly after E&Y signs and delivers same thereto. On such delivery, the Corporation's representations and warranties contained in the third clause of paragraph 3.1(h) (referring to the Statements' fair presentation in accordance with GAAP) and the last clause thereof shall apply to the 2006 Statements in addition to the Statements referred to therein, and paragraph 3.1(i) shall apply by substituting "March 31, 2006" for "March 31, 2005."

         4.8 The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

         4.9 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.   CONDITIONS PRECEDENT

         Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

         5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. A post-effective amendment ("POST-EFFECTIVE AMENDMENT") to the Registration Statement of New Trust with respect to the New Fund shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

         5.2 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

         5.3 The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     (a) New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (b) Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

     (c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

     (d) New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

     (e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

     (f) A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

     (g) For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

         5.4 Before the Closing, the Trust's Board shall have authorized the issuance of, and New Fund shall have issued, ten New Fund Shares in each class ("INITIAL SHARES") to the Adviser or an affiliate thereof in consideration of the payment of $10.00 each to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.6;

         5.5 The Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory contract and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by the Adviser or its affiliate as New Fund's sole shareholder; and

         5.6 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4, 5.5, and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.   EXPENSES

         Subject to complying with the representation contained in paragraph 3.3(g), the Reorganization Expenses shall be borne by the Funds equally or in any other proportion or manner the Investment Companies mutually agree on. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Post-Effective Amendment, printing and distributing New Fund's prospectus and Old Fund's proxy materials, soliciting proxies, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.   ENTIRE AGREEMENT; NO SURVIVAL

         Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.   TERMINATION

         This Agreement may be terminated, with respect to one or more Reorganizations, at any time at or before the Closing:

         8.1 By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before August 1, 2006, or such other date as to which the Investment Companies agree; or

         8.2      By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, neither Investment Company (nor its trustees/directors, officers, or shareholders) shall have any liability to the other Investment Company.

9.   AMENDMENTS

         The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  SEVERABILITY

         Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.  MISCELLANEOUS

         11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

         11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund's behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Trust's trustees solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund's property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund's behalf, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees/directors, officers, or shareholders.

         11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.


                                        USAA MUTUAL FUNDS TRUST, on behalf of
                                        each of its series listed on Schedule A


                                        By:  /S/ CHRISTOPHER W. CLAUS
                                             ------------------------------
                                             Christopher W. Claus
                                             President


                                        USAA TAX EXEMPT FUND, INC., on behalf of each of its series listed on Schedule A


                                        By:  /S/ MARK S. HOWARD
                                             ------------------------------
                                             Mark S. Howard
                                             Secretary

                                   SCHEDULE A



              OLD FUNDS                                NEW FUNDS
   (EACH A SERIES OF THE CORPORATION)       (EACH A SERIES OF THE TRUST)

--------------------------------------      --------------------------------

     California Bond Fund                           California Bond Fund

 California Money Market Fund                   California Money Market Fund

    Intermediate-Term Fund                   Tax Exempt Intermediate-Term Fund

        Long-Term Fund                        Tax Exempt Long-Term Fund

       Short-Term Fund                          Tax Exempt Short-Term Fund

      New York Bond Fund                             New York Bond Fund

  New York Money Market Fund                     New York Money Market Fund

 Tax Exempt Money Market Fund                   Tax Exempt Money Market Fund

      Virginia Bond Fund                             Virginia Bond Fund

  Virginia Money Market Fund                     Virginia Money Market Fund